SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                  FORM 8-K

                                CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 11, 1998

                           SWISHER INTERNATIONAL, INC.
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(Exact name of registrant as specified in its charter)


         Nevada                    0-21282                 56-1541396
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(State or other jurisdiction     (Commission             (I.R.S. Employer
   of incorporation)              File Number)            Identification No.)


6849 Fairview Road, Charlotte, North Carolina                   28210
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(Address of principal executive office)                        (Zip code)


Registrant's telephone number including area code: (704) 364-7707
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(Former name or former address, if changed since last report)

                          Exhibit Index on Page 5

ITEM 4.     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On March 11, 1998, Swisher International, Inc. (the "Company"), received the response of its former auditors, McGladrey & Pullen, LLP (the "Former Auditor") to the Company's Current Report on Form 8-K filed with the Commission on February 27, 1998 which Form 8-K announced that the Former Auditor had resigned from the Company's 1997 audit and withdrawn its opinion on the Company's 1996 financial statements. The March 11, 1998 responses of the Former Auditor, annexed hereto as Exhibits 99.1 and 99.2, are incorporated in their entirety by reference in response to this Item 4. The position of the Company on disputed issues is set forth in its February 27, 1998 Form 8-K filing, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

c)  Exhibits

     99.1 Letter from McGladrey & Pullen, LLP, to the Commission dated March 11, 1998.

     99.2 Letter from McGladrey & Pullen, LLP, to the Company dated March 11, 1998.

     99.3 Letter from the Company to McGladrey & Pullen, LLP, dated February 27, 1998.

                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SWISHER INTERNATIONAL, INC.


Date: March 13, 1998                By:    /s/ Patrick L. Swisher
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                                               Patrick L. Swisher,
                                               President and CEO

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
                            INDEX TO EXHIBITS

                                 FORM 8-K

Exhibit                                                          Page
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     99.1     Letter from McGladrey & Pullen, LLP, to the Commission dated
              March 11, 1998.

     99.2 Letter from McGladrey & Pullen, LLP, to the Company dated March 11, 1998.

     99.3 Letter from the Company to McGladrey & Pullen, LLP, dated February 27, 1998.